UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12

VARONIS SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A filing consists of communications from Varonis Systems, Inc., a Delaware corporation (the “Company”), relating to the Agreement and Plan of Merger, dated October 15, 2026, with Proofpoint, Inc., a Delaware corporation (“Parent”), and Vail Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent.

The following email was provided to employees of the Company on October 15, 2026.

Email Subject Line: Important Update

Folks,

Today we announced that we have reached an agreement to combine with Proofpoint, a global leader in human and agent security. The combination brings together two complementary technologies. With Proofpoint, we can build the most complete AI and data security platform in the industry.

Many of you know Proofpoint, but for those who may not, they are a partner to millions of organizations in stopping threats, securing data, and building resilience across people and AI workflows, including over 80 members of the Fortune 100 and over 14,000 large enterprises. They share our mission-driven culture and commitment to protecting the organizations and people that rely on us. I have been highly impressed by their culture and their team, and I know you will be too. Additionally, Proofpoint is backed by Thoma Bravo, the world’s largest software–focused investment firm, which will provide deep expertise and resources to accelerate our long–term strategic goals.

This is the beginning of an exciting next chapter for Varonis, and none of it would be possible without all your hard work. I am proud of what we've built together and deeply grateful for the dedication and trust you bring every day. I want to thank each and every one of you for getting us to this point.

While we’re excited about the future, today is just the first step of the process. The combination is expected to close in the first half of 2027, pending necessary approvals, and following the closing, we will no longer be a publicly traded company. As we move toward this next step, we will continue our business as usual, and it is important that we continue to put our focus into what we do well, delivering for our customers.

We understand you will have questions, and I promise that you can expect a high level of communication from us as we move through this process. To start addressing your questions, we will host an all-hands meeting tomorrow at 9:00 AM ET. I look forward to seeing you there. If you get questions from the media, please do not respond and direct them to Rob Sobers at rsobers@varonis.com. For those who work directly with customers and our other partners, we are informing them today and will share resources with you to support follow-up conversations.

There is a lot to accomplish, don’t lose a day.

Yaki

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Varonis Systems, Inc.’s (the “Company”) expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by the Agreement and Plan of Merger, dated October 15, 2026 (the “Merger Agreement”), by and among the Company, Proofpoint, Inc. (“Parent”) and Vail Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified employees and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) unexpected costs, charges or expenses resulting from the proposed Transaction, (x) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) uncertainty as to timing of completion of the proposed Transaction, and (xiv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.varonis.com.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 4, 2026, (ii) the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 17, 2026, under the headings “Information Regarding the Board of Directors and Corporate Governance”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Transactions with Related Persons”, (iii) in the supplemental information regarding the participants’ holdings of Company securities that can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 2, 2026 (available here) for Dov Gottlieb; on May 22, 2026 (available here) for Guy Melamed; on May 1, 2026 (available here) for Carlos Aued; on May 1, 2026 (available here) for Kevin Comolli; on May 1, 2026 (available here) for John J. Gavin, Jr.; on May 1, 2026 (available here) for Gili Iohan; on May 1, 2026 (available here) for Avrohom J. Kess; on May 1, 2026 (available here) for Ohad Korkus; on May 1, 2026 (available here) for Thomas Mendoza; on May 1, 2026 (available here) for Rachel Prishkolnik; on May 1, 2026 (available here) for Ofer Segev; and on May 1, 2026 (available here) for Fred van den Bosch, (iv) the Company’s Current Reports on Form 8-K, which were filed on April 28, 2026, June 2, 2026 and July 28, 2026, (v) the Company’s Quarterly Reports on Form 10-Q which were filed on April 29, 2026 and July 29, 2026, and (vi) in subsequently filed Statements of Change in Ownership on Form 4, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.varonis.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

The following email was provided to customers of the Company on October 15, 2026.

Email Subject Line: Update from Varonis

Body Copy:

[NAME],

I am reaching out to share some exciting news. Today, Varonis announced an agreement to combine with Proofpoint, creating a comprehensive data, AI, and collaboration security platform.

The most important thing to know is that nothing changes in how we serve you. Your account team stays the same, your account number stays the same, and you can continue to reach support through the same channels you always have. There are no changes to your existing contracts or the solutions you rely on.

As you may know, Proofpoint is a partner to millions of organizations in stopping threats, securing data, and building resilience across people and AI workflows, including over 80 members of the Fortune 100 and over 14,000 large enterprises. They share our commitment to protecting the organizations and people who trust us to secure their most sensitive assets.

Together, we will be able to move faster on the problems that matter most to you — securing your data, your AI environments, and the collaboration tools your teams rely on every day. For security leaders, this kind of consolidation means fewer vendors and a partner with even greater resources behind it.

While we are excited about today’s news, it is just the first step in the process. Until the combination closes as expected in the first half of 2027, both Varonis and Proofpoint will continue to operate as two separate and independent companies. We will communicate with you regularly as we move through this process.

In the meantime, please do not hesitate to reach out to your account team if you have questions.

Thank you for your continued trust in Varonis.

Sincerely,

Yaki Faitelson

CEO, Co-Founder
Varonis

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Varonis Systems, Inc.’s (the “Company”) expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by the Agreement and Plan of Merger, dated October 15, 2026 (the “Merger Agreement”), by and among the Company, Proofpoint, Inc. (“Parent”) and Vail Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified employees and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) unexpected costs, charges or expenses resulting from the proposed Transaction, (x) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) uncertainty as to timing of completion of the proposed Transaction, and (xiv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.varonis.com.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 4, 2026, (ii) the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 17, 2026, under the headings “Information Regarding the Board of Directors and Corporate Governance”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Transactions with Related Persons”, (iii) in the supplemental information regarding the participants’ holdings of Company securities that can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 2, 2026 (available here) for Dov Gottlieb; on May 22, 2026 (available here) for Guy Melamed; on May 1, 2026 (available here) for Carlos Aued; on May 1, 2026 (available here) for Kevin Comolli; on May 1, 2026 (available here) for John J. Gavin, Jr.; on May 1, 2026 (available here) for Gili Iohan; on May 1, 2026 (available here) for Avrohom J. Kess; on May 1, 2026 (available here) for Ohad Korkus; on May 1, 2026 (available here) for Thomas Mendoza; on May 1, 2026 (available here) for Rachel Prishkolnik; on May 1, 2026 (available here) for Ofer Segev; and on May 1, 2026 (available here) for Fred van den Bosch, (iv) the Company’s Current Reports on Form 8-K, which were filed on April 28, 2026, June 2, 2026 and July 28, 2026, (v) the Company’s Quarterly Reports on Form 10-Q which were filed on April 29, 2026 and July 29, 2026, and (vi) in subsequently filed Statements of Change in Ownership on Form 4, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.varonis.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

The following email was provided to partners of the Company on October 15, 2026.

Email Subject Line: Update from Varonis

Body Copy:

[NAME],

I am reaching out to share some exciting news. Today, Varonis announced an agreement to combine with Proofpoint, creating a comprehensive data, AI, and collaboration security platform.

The most important thing to know is that nothing changes in how we partner with you. Your primary contacts at Varonis stay the same, and existing partner agreements and program terms remain in effect through close, with no changes to your existing contracts or co-sell agreements. Channel and referral program structures remain unchanged. You will continue to work through the same Varonis partner portal and processes you use today.

As you may know, Proofpoint is a partner to millions of organizations in stopping threats, securing data, and building resilience across people and AI workflows, including over 80 members of the Fortune 100 and over 14,000 large enterprises. They share our commitment to protecting the organizations and people who trust us to secure their most sensitive assets.

While we are excited about today’s news, it is just the first step in the process. Until the combination closes as expected in the first half of 2027, both Varonis and Proofpoint will continue to operate as two separate and independent companies.

In the meantime, please do not hesitate to reach out to your account team if you have questions.

Thank you for your continued partnership.

Sincerely,

Yaki Faitelson

CEO, Co-Founder
Varonis

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Varonis Systems, Inc.’s (the “Company”) expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by the Agreement and Plan of Merger, dated October 15, 2026 (the “Merger Agreement”), by and among the Company, Proofpoint, Inc. (“Parent”) and Vail Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified employees and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) unexpected costs, charges or expenses resulting from the proposed Transaction, (x) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) uncertainty as to timing of completion of the proposed Transaction, and (xiv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.varonis.com.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 4, 2026, (ii) the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 17, 2026, under the headings “Information Regarding the Board of Directors and Corporate Governance”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Transactions with Related Persons”, (iii) in the supplemental information regarding the participants’ holdings of Company securities that can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 2, 2026 (available here) for Dov Gottlieb; on May 22, 2026 (available here) for Guy Melamed; on May 1, 2026 (available here) for Carlos Aued; on May 1, 2026 (available here) for Kevin Comolli; on May 1, 2026 (available here) for John J. Gavin, Jr.; on May 1, 2026 (available here) for Gili Iohan; on May 1, 2026 (available here) for Avrohom J. Kess; on May 1, 2026 (available here) for Ohad Korkus; on May 1, 2026 (available here) for Thomas Mendoza; on May 1, 2026 (available here) for Rachel Prishkolnik; on May 1, 2026 (available here) for Ofer Segev; and on May 1, 2026 (available here) for Fred van den Bosch, (iv) the Company’s Current Reports on Form 8-K, which were filed on April 28, 2026, June 2, 2026 and July 28, 2026, (v) the Company’s Quarterly Reports on Form 10-Q which were filed on April 29, 2026 and July 29, 2026, and (vi) in subsequently filed Statements of Change in Ownership on Form 4, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.varonis.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

The following blog post was made available to the public on October 15, 2026

Varonis is joining Proofpoint

We’re uniting two complementary technologies to build the industry's most complete AI and data security platform

By Yaki Faitelson, CEO, Co-Founder and Chairman, Varonis

Today, we announced a definitive agreement under which Varonis will be acquired by Proofpoint, a global leader in human and agent security. This is a testament to the incredible work of the Varonis team over two decades, and the start of a new chapter that will redefine how the industry protects people, data, and AI.

More than two decades ago, we started Varonis with a simple belief: it’s all about the data. You can’t protect your organization unless you can protect your most critical information.

That belief matters more today than ever. AI is changing how every organization works, and AI runs on data. Agents can reach sensitive data faster than any employee ever could. Attackers are using AI to move faster too. That's why our mission is to secure AI and the data that powers it. Proofpoint shares that mission.

Two halves of the same problem

Proofpoint understands how attacks begin: with people and, increasingly, with AI agents acting on their behalf. They are a trusted partner to over 80 members of the Fortune 100, over 14,000 large enterprises, and millions of smaller organizations.

Varonis understands what those attacks are after. We know where sensitive data lives, who and what can access it, and how it's being used across cloud, SaaS, databases, and on-prem environments. We reduce the blast radius before an attacker, an insider, or an AI agent can do damage.

Together with Proofpoint, we'll become one of the leading cybersecurity companies in the world. The combined company will have the technology, resources, and scale to become the trust layer for the agentic workspace.

What this means for our customers

First, nothing changes today in how we serve you. Your account team stays the same, your account number stays the same, and you can continue to reach support through the same channels you always have. There are no changes to your existing contracts or the solutions you rely on.

Over time, joining forces with Proofpoint means we can move faster on the problems that matter most to you: protecting your data, your AI environments, and the collaboration tools your teams use every day. For security leaders, that means fewer vendors and a partner with even greater resources behind it.

What happens next

While we are excited about today’s news, it is just the first step in the process. Until the combination closes as expected in the first half of 2027, both Varonis and Proofpoint will continue to operate as two separate and independent companies.

Subject to completion of the transaction, we plan to move with urgency to unite our complementary capabilities and deliver meaningful value for customers from day one as a combined company. As we execute on this vision, we also see the potential to build a stronger, faster-growing company positioned for a future return to the public markets.

We will communicate with you regularly as we move through this process.

Thank you

To every Varonis employee: I'm proud of what we've built together and deeply grateful for the dedication you bring every day. You’ve built a platform and a company that thousands of organizations rely on when it matters most.

To our customers: Thank you for trusting us with protecting your most important data. To our partners: Thank you for building this business alongside us.

I can't wait to see what we build next as part of Proofpoint.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Varonis Systems, Inc.’s (the “Company”) expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by the Agreement and Plan of Merger, dated October 15, 2026 (the “Merger Agreement”), by and among the Company, Proofpoint, Inc. (“Parent”) and Vail Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified employees and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) unexpected costs, charges or expenses resulting from the proposed Transaction, (x) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) uncertainty as to timing of completion of the proposed Transaction, and (xiv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.varonis.com.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 4, 2026, (ii) the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 17, 2026, under the headings “Information Regarding the Board of Directors and Corporate Governance”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Transactions with Related Persons”, (iii) in the supplemental information regarding the participants’ holdings of Company securities that can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 2, 2026 (available here) for Dov Gottlieb; on May 22, 2026 (available here) for Guy Melamed; on May 1, 2026 (available here) for Carlos Aued; on May 1, 2026 (available here) for Kevin Comolli; on May 1, 2026 (available here) for John J. Gavin, Jr.; on May 1, 2026 (available here) for Gili Iohan; on May 1, 2026 (available here) for Avrohom J. Kess; on May 1, 2026 (available here) for Ohad Korkus; on May 1, 2026 (available here) for Thomas Mendoza; on May 1, 2026 (available here) for Rachel Prishkolnik; on May 1, 2026 (available here) for Ofer Segev; and on May 1, 2026 (available here) for Fred van den Bosch, (iv) the Company’s Current Reports on Form 8-K, which were filed on April 28, 2026, June 2, 2026 and July 28, 2026, (v) the Company’s Quarterly Reports on Form 10-Q which were filed on April 29, 2026 and July 29, 2026, and (vi) in subsequently filed Statements of Change in Ownership on Form 4, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://ir.varonis.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

The following LinkedIn post was made available to the public on October 15, 2026.

The following X post was made available to the public on October 15, 2026.

The following Q&A was made available to employees of the Company on October 15, 2026.